Exhibit 10.1

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of July 6, 2005, among BAYERISCHE HYPO-UND VEREINSBANK AG, as the assuming lender (the “Assuming Lender”), AMERICAN CAPITAL STRATEGIES, LTD. as the borrower (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.2(b)(ii) of the Credit Agreement, dated as of June 17, 2005 (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, the several banks and other financial institutions from time to time parties thereto (collectively, the “Lenders” and individually, a “Lender”), the Administrative Agent, as administrative agent, swingline lender and issuing lender, and Branch Banking and Trust company as issuing lender; and

WHEREAS, the Assuming Lender wishes to become a Lender designated as a Lender party to the Agreement; and

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Assuming Lender the Borrower, and the Administrative Agent, the Administrative Agent will transmit to the Assuming Lender, and the Borrower a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Commitment Increase Date”). From and after the Commitment Increase Date, the Assuming Lender shall be a Lender designated as a Lender party to the Agreement for all purposes thereof. Pursuant thereto, and concurrently therewith, the Borrower shall execute and deliver to the Administrative Agent a Note in the name of the Assuming Lender in the amount of the Assuming Lender’s Commitment.

(b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c) By executing and delivering this Joinder Supplement, the Assuming Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the

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execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Notes issued under the Agreement or the financial condition of the Borrower, or the performance or observance by the Borrower of any of their respective obligations under the Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto; (ii) it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) the Assuming Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VIII of the Agreement; and (v) the Assuming Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender.

(d) The Assuming Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Agreement, (ii) from and after the Commitment Increase Date, it shall be bound by the provisions of the Credit Documents as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder and (iii) it has received a copy of the Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement and without reliance on the Administrative Agent or any other Lender; (b) agrees that it will (i) perform in accordance with its terms all the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.18 of the Agreement; and (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

(e) Schedule II hereto sets forth administrative information with respect to the Assuming Lender.

(f) This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth above.

[Remainder of Page Intentionally Left Blank]

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SCHEDULE I TO

JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER SUPPLEMENT

Re:	Credit Agreement, dated as of June 17, 2005, among American Capital Strategies, Ltd., as Borrower, the other parties thereto and Wachovia Bank, National Association, as Administrative Agent.

Item 1: Date of Joinder Supplement:	July 6, 2005

Item 2: Assuming Lender:	Bayerische Hypo-und Vereinsbank AG

Item 3: Commitment:	$25,000,000

Item 4: Signatures of Parties to Agreement:

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BAYERISCHE HYPO-UND VEREINSBANK AG, as Assuming Lender

By:	/s/ CRAIG M. PINSLY
Name:	Craig M. Pinsly
Title:	Director

BAYERISCHE HYPO-UND VEREINSBANK AG, as Assuming Lender

By:	/s/ PAUL DOLAN
Name:	Paul Dolan
Title:	Director

Joinder Supplement

AMERICAN CAPITAL STRATEGIES, LTD., as Borrower

By:	/S/ SAMUEL A. FLAX
Name:	Samuel A. Flax
Title:	Executive Vice President & General Counsel

Joinder Supplement

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/S/ RAJ SHAH
Name:	Raj Shah
Title:	Director

Joinder Supplement

SCHEDULE II TO

JOINDER SUPPLEMENT

ADDRESS FOR NOTICES

Address for Notices:	Bayerische Hypo-und Vereinsbank AG
150 East 42nd Street
New York, NY 10017
Attention: Craig Pinsly
Telephone: 212.672.5841
Facsimile: 212.672.5517
email: craig_pinsly@hvbamericas.com

Joinder Supplement

SCHEDULE III TO

JOINDER SUPPLEMENT

JOINDER EFFECTIVE NOTICE

To: American Capital Strategies, Ltd.	Bayerische Hypo-und Vereinsbank AG
c/o American Capital Strategies, Ltd.	150 East 42nd Street
2 Bethesda Metro Center, 14th Floor	New York, NY 10017
Bethesda, Maryland 20814	Attention: Craig Pinsly
Attention: Compliance Officer	Telephone: 212.672.5841
Facsimile No.: 301.654.6714	Facsimile: 212.672.5517
Confirmation No.: 301.951.6122

The undersigned, as Administrative Agent under the Agreement, dated as of June 17, 2005, by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, as the administrative agent, swingline lender and as issuing lender, and Branch Banking and Trust Company, as issuing lender, acknowledges receipt of an executed counterpart of a completed Joinder Supplement and consents to the addition of Hypovereinsbank as an Assuming Lender under the Agreement. Terms defined in such Joinder Supplement are used herein as therein defined.

Pursuant to such Joinder Supplement, you are advised that the Commitment Increase Date for Bayerische Hypo-und Vereinsbank AG will be July 6, 2005 and that Bayerische Hypo-und Vereinsbank AG will be a Lender with a Commitment of $25,000,000.

Joinder Supplement

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Joinder Supplement